UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2015

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-546-879-555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 12, 2015, Sensata Technologies Holding N.V. (the “Company”) issued a press release announcing that a newly-formed indirect, wholly-owned subsidiary, Sensata Technologies UK Financing Co. plc (the “Issuer”), intended to offer, subject to market and other customary conditions, $750.0 million in aggregate principal amount of senior notes due 2026 in a private offering that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Subsequently, on November 12, 2015, the Company issued a press release announcing that the Issuer had priced $750.0 million in aggregate principal amount of 6.250% senior notes due 2026 (the “Notes”) at par. The closing of the offering is expected to occur on November 27, 2015, subject to customary closing conditions.

The Notes and the related guarantees will be offered only to persons reasonably believed to be "qualified institutional buyers" in reliance on the exemption from registration pursuant to Rule 144A under the Securities Act and to persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any other state or jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws. This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

Copies of the press releases announcing the offering and pricing of the Notes are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	November 12, 2015 press release entitled “Sensata Technologies Holding N.V. Announces Offering of $750 Million of Senior Notes.”
99.2	November 12, 2015 press release entitled “Sensata Technologies Holding N.V. Announces Pricing of $750 Million of Senior Notes.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Paul Vasington
Date: November 13, 2015	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	November 12, 2015 press release entitled “Sensata Technologies Holding N.V. Announces Offering of $750 Million of Senior Notes.”
99.2	November 12, 2015 press release entitled “Sensata Technologies Holding N.V. Announces Pricing of $750 Million of Senior Notes.”

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